UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2011

Chesapeake Midstream Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-34831	80-0534394
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

900 NW 63rd Street

Oklahoma City, Oklahoma 73118

(Address of principal executive office) (Zip Code)

(405) 935-1500

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Second Amendment to Credit Agreement

On April 8, 2011, Chesapeake Midstream Partners, L.P. (the “Partnership”) entered into a second amendment (the “Amendment”) to its Credit Agreement with Wells Fargo Bank, National Association, as Administrative Agent, Swing Line Lender and the Issuing Lender, The Royal Bank of Scotland plc, as Syndication Agent, Bank of Montreal, Compass Bank and The Bank of Nova Scotia, as Co-Documentation Agents and the other lenders party thereto (as amended, the “Credit Agreement”), effective as of August 2, 2010.

The Credit Agreement was amended to permit the Partnership and its subsidiaries (the “Group Members”) to, among other things, (i) co-issue indebtedness in the form of unsecured senior or subordinated notes; (ii) clarify that agreements between the Group Members and the Partnership do not constitute prohibited transactions; and (iii) permit the Group Members to enter into and execute documentation in connection with issuances of such indebtedness described therein, subject to certain limitations on the ability of the Group Members to grant liens.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 8.01	Other Events.

On April 11, 2011, the Partnership issued a press release announcing that it intends to commence a private offering of senior notes due 2021. The Partnership is filing a copy of the press release as Exhibit 99.1 hereto, which is incorporated by reference to this Item 8.01.

Neither this Current Report nor the related press release shall constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Second Amendment to Credit Agreement among Chesapeake MLP Operating, L.L.C., as the Borrower, Chesapeake Midstream Partners, L.P., as the Parent, Wells Fargo Bank, National Association, as Administrative Agent, Swing Line Lender and the Issuing Lender, and the other Lenders party thereto, dated as of April 8, 2011.

99.1	Press Release dated April 11, 2011, announcing a private offering of senior notes due 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHESAPEAKE MIDSTREAM PARTNERS, L.P.

	By:	Chesapeake Midstream GP, L.L.C.,
its general partner
Dated: April 11, 2011
	By:	/s/ David C. Shiels
		Name:	David C. Shiels
		Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description

10.1	Second Amendment to Credit Agreement among Chesapeake MLP Operating, L.L.C., as the Borrower, Chesapeake Midstream Partners, L.P., as the Parent, Wells Fargo Bank, National Association, as Administrative Agent, Swing Line Lender and the Issuing Lender, and the other Lenders party thereto, dated as of April 8, 2011.

99.1	Press Release dated April 11, 2011, announcing a private offering of senior notes due 2021.